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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549




                                    FORM 8-K



                                 CURRENT REPORT




                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                        For the month of August, 1996



                                ISRAMCO, INC.
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              (Exact name of registrant as specified in charter)

                                   Delaware
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                           (State of Incorporation)

          800 Fifth Avenue, New York, New York 10021     Suite 21-D
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                   (Address of principal executive offices)

                                 212-888-0200
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                             (Telephone number)

                     0-12500                            13-3145265
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                Commission File No.                 IRS Employer ID No.

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Item 5.   Other Material Events
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          The Company has changed its office address to the following:

          Isramco, Inc.
          575 Madison Avenue
          Suite 1006
          New York, NY 10022
          Tel (212) 605-0417
          Fax (212) 308-9834

Item 7.   Exhibits
          --------

          None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Isramco, Inc.
                                           (registrant)


 August 22, 1996                            By: /s/ Haim Tsuff
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    (date)                                        Haim Tsuff
                                                  Chairman of the Board






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